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                         AMERICAN CRYSTAL SUGAR COMPANY
               SUBSCRIPTION AGREEMENT FOR POOL 2 PREFERRED STOCK

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Name and address of subscriber:                   A.    Number of shares of preferred stock, par
                                                        value $76.77, that the shareholder is
                                                        entitled to purchase in Pool 2:
                                                        Total purchase price:
                                                        $
                                                  B.    PAYMENT FOR 42% OF THE SHARES:
                                                       $
                                                       PAYMENT OF $100 FOR EACH OTHER SHARE:
                                                       $
                                                       PAYMENT DUE NOW: $

* Number of shares of preferred stock,            Total capital contribution installment amount:
 par value $76.77, that the shareholder                 $
 intends to purchase in Pool 2 (if different
 than A. above) .                                       Annual capital contribution installment
                                                        payment:
                                                        $
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    The undersigned member hereby subscribes for and agrees to purchase
__________ shares of preferred stock, at a price of $1,500.00 per share, and delivers herewith a check payable to "American Crystal Sugar Company" in full payment for forty-two percent (42%) of the shares which the member is entitled to purchase and an initial payment of $100 for each other share which the member desires to purchase hereunder. The amount due upon execution of this agreement is $__________ if the undersigned member purchases the total number of shares which the member is entitled to purchase in Pool 2. THAT AMOUNT REPRESENTS THE
TOTAL PURCHASE PRICE WITH RESPECT TO FORTY-TWO PERCENT (42%) OF THE SHARES AND
$100 PER SHARE FOR EACH OTHER SHARE. (If the undersigned member wishes to purchase less than forty-two percent (42%) of the shares of preferred stock that such member is entitled to purchase in Pool 2, payment for all shares purchased is due in full upon execution of this Subscription Agreement. If the undersigned member wishes to purchase less than all of the shares of preferred stock that such member is entitled to purchase in Pool 2 but more than forty-two percent
(42%) of such shares, payment in full for forty-two percent (42%) of the shares which the member is entitled to purchase in Pool 2 will be due in full upon execution of this Subscription Agreement. With respect to shares in excess of forty-two percent (42%) of the shares which the member is entitled to purchase in Pool 2, payment of $100 per share is required upon execution of this
Subscription Agreement and the remaining amounts may be paid as described below.)



    The remaining portion of the total purchase price for shares of preferred stock not paid in full upon execution of this Subscription Agreement will be due and payable in six (6) annual capital contribution installments, due on each anniversary of the closing of this offering. With respect to each share to be paid for by capital contribution installment payments, the annual capital contribution installment will be $233.33, exclusive of rounding; the Company will provide the subscriber with an invoice for such amounts at least 30 days prior to the due date of each such capital contribution installment. As security for payment of the remaining installments, the Company shall retain a security interest in those shares of preferred stock for which payment has not yet been made. Shares subject to a security interest may not be transferred until the Company has received payment in full.


THIS SUBSCRIPTION AGREEMENT INCORPORATES THE PROVISIONS LOCATED ON THE REVERSE
  SIDE.

    INSTRUCTIONS: if the shareholders are co-owners or joint owners, each should sign. If the shareholder is a corporation, an officer should sign and give his or her title. If the shareholder is a general partnership, a limited partnership, a partner, a general partner or an authorized member, respectively, he or she should sign and give his or her title and, by signing, certifies that he or she is entitled to sign on behalf of the entity.

Dated:___________________________                _______________________________

                                 (Signature) (title)

Dated:___________________________                _______________________________

                                 (Signature) (title)
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    This Subscription Agreement must be received by the Company at its corporate office, 101 N. Third Street, Moorhead, Minnesota 56560, no later than
___________ at 5 p.m. Your check must be returned with this subscription agreement.


    The undersigned member hereby declares and represents that (i) the undersigned continues to be eligible for membership in the American Crystal Sugar Company as of the date hereof, in accordance with the Company's Articles of Incorporation and Bylaws, (ii) the undersigned member acknowledges and agrees that the purchase of the shares of preferred stock will obligate such member to provide sugarbeets to the Company in accordance with the terms and conditions of the member's "grower's agreement(s)" with the Company and (iii) that such grower's agreements shall be deemed amended to include the shares of preferred stock purchased hereby.